EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Autobahn, Inc.                           California         Autobahn Motors

Capitol Chevrolet and Imports, Inc.      Alabama            Capitol Kia
                                                            Capitol Chevrolet
                                                            Capitol Hyundai
                                                            Capitol Mitsubishi

Casa Ford of Houston, Inc.               Texas

Don Lucas International, Inc.            California         Stevens Creek BMW

FA Service Corporation                   California         First Automotive Service Corp.

FAA Auto Factory, Inc.                   California

FAA Beverly Hills, Inc.                  California         Beverly Hills BMW

FAA Capitol N, Inc.                      California         Capitol Nissan

FAA Concord H, Inc.                      California         Concord Honda

FAA Concord N, Inc.                      California         Concord Nissan

FAA Concord T, Inc.                      California         Concord Toyota

FAA Dealer Services, Inc.                California

FAA Dublin N, Inc.                       California         Dublin Nissan

FAA Dublin VWD, Inc.                     California         Dublin Volkswagen
                                                            Dublin Dodge

FAA Holding Corp.                        California

FAA Las Vegas H, Inc.                    Nevada             Honda West

FAA Marin D, Inc.                        California         First Dodge - Marin

FAA Marin F, Inc.                        California         Ford of San Rafael

FAA Poway D, Inc.                        California         Poway Dodge
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                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
FAA Poway G, Inc.                        California         Ritchey/Fipp Poway
                                                            Chevrolet/Oldsmobile

FAA Poway H, Inc.                        California         Poway Honda

FAA Poway T, Inc.                        California         Poway Toyota

FAA San Bruno, Inc.                      California         Melody Toyota

FAA Santa Monica V, Inc.                 California         Volvo of Santa Monica

FAA Serramonte H, Inc.                   California         Honda of Serramonte

FAA Serramonte L, Inc.                   California         Lexus of Serramonte

FAA Serramonte, Inc.                     California         Serramonte Auto Plaza
                                                            Serramonte Dodge
                                                            Serramonte Isuzu
                                                            Serramonte Mitsubishi
                                                            Serramonte Nissan

FAA Stevens Creek, Inc.                  California         Stevens Creek Nissan

FAA Torrance CPJ, Inc.                   California         South Bay Chrysler,
                                                            Plymouth, Jeep

FAA Woodland Hills VW, Inc.              California         Volkswagen of Woodland Hills

FirstAmerica Automotive, Inc.            Delaware

Fort Mill Chrysler-Plymouth-Dodge
Inc.                                     South Carolina

Fort Mill Ford, Inc.                     South Carolina

Franciscan Motors, Inc.                  California         Acura of Serramonte

Freedom Ford, Inc.                       Florida

Frontier Oldsmobile-Cadillac, Inc.       North Carolina     Frontier Hyundai
                                                            Freedom Chevrolet-
                                                            Oldsmobile-Cadillac

Kramer Motors Incorporated               California         Honda of Santa Monica

Lone Star Ford, Inc.                     Texas

Lucas Dealership Group, Inc.             Texas
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                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Marcus David Corporation                 North Carolina     Town & Country Toyota

Northpoint Volvo LLC                     Georgia

Ron Craft Chevrolet-Cadillac-            Texas
Oldsmobile, Inc.

Santa Clara Imported Cars, Inc.          California         Honda of Stevens Creek

Smart Nissan, Inc.                       California         First Nissan-Marin

Sonic Automotive - Bondesen, Inc.        Florida            Fred Bondesen Chevrolet,
                                                            Oldsmobile, Cadillac, Inc.

Sonic Automotive of Chattanooga, LLC     Tennessee          Town and Country Volvo
                                                            of Chattanooga

                                                            BMW of  Chattanooga

                                                            Volvo of Chattanooga

Sonic Automotive-Clearwater, Inc.        Florida            Clearwater Toyota

Sonic Automotive Collision Center of     Florida
Clearwater, Inc.

Sonic Automotive F&I, LLC                Nevada

Sonic Automotive Finance, LLC            North Carolina

Sonic Automotive of Georgia, Inc.        Georgia

Sonic Automotive-Hwy. 153 at             Tennessee
Shallowford Road, Chattanooga, Inc.

Sonic Automotive of Nashville, LLC       Tennessee          BMW of Nashville
                                                            Town and Country
                                                            Volkswagen of Nashville
                                                            Volkswagen of Nashville
                                                            Sonic Automotive Body Shop
Sonic Automotive of Nevada, Inc.         Nevada

Sonic Automotive Servicing Company,      Nevada
LLC

Sonic Automotive of Tennessee, Inc.      Tennessee
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                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Sonic Automotive of Texas, L.P.          Texas              Lone Star Ford

Sonic Automotive West, LLC               Nevada

Sonic Automotive - 1307 N. Dixie Hwy.    Florida            Halifax Ford-Mercury
NSB, Inc.                                                   Halifax Ford Truck Center
                                                            Halifax Ford Used Cars

Sonic Automotive-1400 Automall Drive,    Ohio               Hatfield Hyundai
Columbus, Inc.

Sonic Automotive-1455 Automall Drive,    Ohio
Columbus, Inc.

Sonic Automotive-1495 Automall Drive,    Ohio               Hatfield Lincoln-Mercury
Columbus, Inc.

Sonic Automotive-1500 Automall Drive,    Ohio
Columbus, Inc.

Sonic Automotive - 1720 Mason Ave.,      Florida            Higginbotham
DB, Inc.                                                    Automobiles

Sonic Automotive - 1720 Mason Ave.,      Florida            Higginbotham
DB, LLC                                                     Automobiles

Sonic Automotive - 1919 N. Dixie Hwy.    Florida            Higginbotham Chevrolet-
NSB, Inc.                                                   Oldsmobile

Sonic Automotive - 21699                 Florida            Clearwater Mitsubishi
U.S. Hwy 19 N., Inc.

Sonic Automotive - 241 Ridgewood Ave.    Florida            Sunrise Auto World
HH, Inc.                                                    Sunrise Fleet Sales

Sonic Automotive 2424 Laurens Rd.,       South Carolina
Greenville, Inc.

Sonic Automotive 2752 Laurens Rd.,       South Carolina     Century BMW
Greenville, Inc.

Sonic Automotive - 3401 N. Main, TX,     Texas              Ron Craft Chevrolet-
L.P.                                                        Cadillac-Oldsmobile
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                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Sonic Automotive-3700 West Broad         Ohio
Street, Columbus, Inc.

Sonic Automotive - 3741 S. Nova          Florida            HMC Finance
Rd., PO, Inc.

Sonic Automotive-4000 West               Ohio
Broad Street, Columbus, Inc.

Sonic Automotive - 4701 I-10             Texas              Casa Ford
East, TX, L.P.

Sonic Automotive - 5221 I-10             Texas              Ron Craft Chrysler Plymouth Jeep
East, TX, L.P.                                              Casa Chrysler-Plymouth-Jeep

Sonic Automotive  5260                   Georgia            Dyer and Dyer
Peachtree Industrial Blvd., LLC
                                                            Dyer & Dyer Volvo of Southlake

Sonic Automotive-5585                    Georgia            Dyer & Dyer Oldsmobile
Peachtree Industrial Blvd., LLC

Sonic Automotive - 6008 N.               Florida            Volvo of Tampa
Dale Mabry, FL, Inc.

Sonic Automotive - 6025                  Tennessee          Town and Country KIA of Chattanooga
International Drive, LLC
                                                            Town and Country Volkswagen
                                                            Volkswagen of Chattanooga
                                                            Kia of Chattanooga

Sonic Automotive - 9103 E.               North Carolina     Infiniti of Charlotte
Independence, NC, LLC

Sonic - 2185 Chapman Rd.,                Tennessee          Economy Honda Cars
Chattanooga, LLC
                                                            Sonic Automotive Collision Center
Sonic-Birmingham Used Cars,              Alabama
Inc.
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
                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Sonic - Camp Ford, L.P.                  Texas              LaPorte Ford

Sonic Chrysler-Plymouth-Jeep,            North Carolina     Lake Norman Chrysler-
LLC                                                         Plymouth-Jeep
                                                            Lake Norman Used Car Center
                                                            Lake Norman Pre-Owned

Sonic - Classic Dodge, Inc.              Alabama            Classic Dodge

Sonic Dodge, LLC                         North Carolina     Lake Norman Dodge

Sonic - Fitzgerald Chevrolet,            North Carolina     Not New Car Store
LLC

Sonic - FM Automotive, LLC               Florida            Mercedes-Benz of Fort Myers

Sonic - FM , Inc.                        Florida            BMW of Fort Myers

Sonic - FM Nissan, Inc.                  Florida            Nissan of Fort Myers

Sonic - FM VW, Inc.                      Florida            Volkswagen of Fort Myers

Sonic - Freeland, Inc.                   Florida            Honda of Fort Myers

Sonic - Global Imports, L.P.             Georgia

Sonic-Glover, Inc.                       Oklahoma           Jim Glover Dodge

Sonic - Integrity Dodge LV,              Nevada             Nevada Dodge
LLC

Sonic - Lloyd Nissan, Inc.               Florida            Lloyd Nissan
                                                            Lloyd Automotive

Sonic - Lloyd Pontiac -                  Florida            Lloyd Pontiac-Cadillac-GMC
Cadillac, Inc.

Sonic - Lute Riley, L. P.                Texas              Lute Riley Honda

Sonic - Manhattan Fairfax, Inc.          Virginia           BMW of Fairfax

Sonic - Manhattan Waldorf,               Maryland           Nissan Jeep of Waldorf
Inc.

Sonic - Naples Nissan, Inc.              Florida            Nissan of Naples

Sonic - Newsome Automotive,              South Carolina     Newsome Automotive
LLC

Sonic - Newsome Chevrolet                South Carolina     Newsome Chevrolet World
World, Inc.
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
                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Sonic - Newsome of Florence,             South Carolina     Newsome Automotive
Inc.                                                        Imports of Florence
                                                            Newsome Chevrolet
                                                            Isuzu of Florence

Sonic - North Charleston, Inc.           South Carolina     Charleston Lincoln-Mercury
                                                            North Charleston Hyundai

Sonic - North Charleston                 South Carolina     Altman Dodge
Dodge, Inc.

Sonic Peachtree Industrial               Georgia
Blvd., L.P.

Sonic - Reading, L.P.                    Texas              Reading Buick-Pontiac-GMC

                                                            Reading Toyota

                                                            Toyota of Baytown

                                                            Baytown Pontiac-GMC-Buick

Sonic-Riverside, Inc.                    Oklahoma           Riverside Chevrolet

Sonic - Rockville Imports, Inc.          Maryland           Rockville Porsche-Audi

Sonic - Rockville Motors, Inc.           Maryland           Lexus of Rockville

Sonic - Sam White Nissan, L.P.           Texas              Lone Star Nissan

                                                            Lone Star Oldsmobile

                                                            Lone Star Nissan-Oldsmobile
Sonic - Sam White Oldsmobile,            Texas
L.P.

Sonic - Shottenkirk, Inc.                Florida            Pensacola Honda

Sonic - Superior Oldsmobile,             Tennessee          Cleveland Oldsmobile-
LLC                                                         Cadillac-GMC

Sonic of Texas, Inc.                     Texas

Sonic-Volvo LV, LLC                      Nevada             Volvo of Las Vegas

Sonic - Williams Buick, Inc.             Alabama
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
                                           STATE OF
           NAME OF ENTITY                INCORPORATION            ASSUMED NAME
           --------------                -------------            ------------
Sonic - Williams Cadillac, Inc.          Alabama

Sonic - Williams Imports, Inc.           Alabama

Sonic - Williams Motors, LLC             Alabama

Stevens Creek Cadillac, Inc.             California         St. Claire Cadillac/Oldsmobile

Town and Country Chrysler-               Tennessee          Cleveland Chrysler-Plymouth-
Plymouth-Jeep, LLC                                          Jeep

Town and Country Chrysler-               South Carolina     Town and Country Hyundai
Plymouth-Jeep of Rock Hill,
Inc.

Town and Country Dodge of                Tennessee          Dodge of Chattanooga
Chattanooga, LLC

Town and Country Ford,                   North Carolina
Incorporated

Town and Country Ford of                 Tennessee
Cleveland, LLC

Town and Country Jaguar, LLC             Tennessee          Town and Country Infiniti of
                                                            Chattanooga
                                                            Town and Country Jaguar of
                                                            Chattanooga
                                                            Jaguar of Chattanooga
                                                            Infiniti of Chattanooga

Transcar Leasing, Inc.                   California         Serramonte Pontiac Buick GMC

Village Imported Cars, Inc.              Maryland           Village Volvo

Windward, Inc.                           Hawaii             Honda of Hayward
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